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                                                                    EXHIBIT 10.1

                         LINCOLN WASTE MANAGEMENT INC.

                      STOCK OPTION PLAN FOR KEY EMPLOYEES


     LINCOLN WASTE MANAGEMENT INC. (the "Corporation") hereby adopts a Stock Option Plan (the "Plan") for key employees of the Corporation and its affiliates, as follows:

1. DEFINITIONS. In this Plan, the following words and expressions shall have the respective meanings ascribed to them below:

     "AFFILIATE" shall have the meaning ascribed thereto in the Securities Act (Ontario).

     "BOARD" means the board of directors of the Corporation.

     "ELIGIBLE PERSONS" shall mean key employees (including both full-time and part-time employees) of the Corporation and its affiliates and shall constitute the class of persons eligible for the granting of Options.

     "EXERCISE PRICE" shall mean, with respect to a Share subject to Option, the price determined by the Board (which may be subject to increase over the term of the Option), provided that such price shall in no event be less than the latest closing price of the Shares on The Toronto Stock Exchange (and such other stock exchange on which the Shares are listed as the Board shall from time to time prescribe) on the trading day immediately preceding the day on which the Option is granted, less any permissible discount. If no Shares have been traded on such day, the Exercise Price shall be established on the same basis on the last previous day for which a trade was reported by such exchange.

     "OPTION" shall mean an option granted under the terms of the Plan.

     "OPTION PERIOD" shall mean the period during which an Option may be exercised.

     "OPTIONEE" shall mean an Eligible Person to whom an Option has been granted under the terms of the Plan.

     "SHARES" shall mean the common shares in the capital of the Corporation.

2. PURPOSE. The purpose of the Plan is to secure for the Corporation and its shareholders the benefits of incentive inherent in share ownership by key employees of

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the Corporation and its affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success.

3. Number of Shares and Lapsed Options. (1) The Shares which may be issued and sold upon the exercise of Options granted pursuant to the Plan will be authorized but unissued Shares, provided that in no event shall the aggregate number of Shares available for issuance under the Plan, other employee stock option plans, options for services and employee stock purchase plans involving the issuance of Shares exceed 10% of the issued and outstanding Shares (on a non-diluted basis, but taking into account until their exercise the 1,150,000 Special Warrants, Series "A" of the Corporation, which pursuant to their terms are not subject to redemption) from time to time. In addition, the aggregate number of Shares so available for issuance to any one person shall not exceed 5% of the issued and outstanding Shares (on a non-diluted basis, but taking into account until their exercise the 1,150,000 Special Warrants, Series "A" of the Corporation, which pursuant to their terms are not subject to redemption) from time to time. If Options are surrendered, terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options, but Options once issued cannot be rescinded by mutual consent or agreement for the purpose of making optioned Shares available for reallocation pursuant to a new Option in favour of the same Optionee at a lower option price under the Plan.

(2) The Corporation shall not purchase any or all of the Special Warrants, Series "A" for cancellation prior to December 31, 1991 without the prior consent of The Toronto Stock Exchange.

4.   Participation.  Options shall be granted only to Eligible Persons.

5. Determination of Option Recipients. The Board shall make all necessary or desirable determinations regarding the granting of Options to Eligible Persons and may take into consideration the present and potential contributions of a particular Eligible Person to the success of the Corporation and any other factors which it may deem proper and relevant.

6. Price. The option price per Share shall be the Exercise Price calculated in accordance with the Plan on the date of the grant. One Option may consist of more than one group of Shares exercisable at different Exercise Prices.

7. Grant of Options. (1) the Board may at any time up to and including December 31, 1999 authorize the granting of
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Options to such Eligible Persons as it or he may select for the number of Shares that it or he shall designate, subject to the provisions of the Plan. The date of each grant of Options shall be determined by the Board when the grant is authorized.

     (2) Each Option shall be evidenced by a stock option agreement with terms and conditions consistent with the Plan and as approved by the Board (which terms and conditions need not be the same in each case and may be changed from time to time). Each agreement shall provide that the Optionee shall agree to remain in the employ of the Corporation or one of its subsidiaries for a period of one (1) year from the date of the grant of the Option but the right of the Corporation and its affiliates to terminate the office or employment of the Optionee for any reason, with or without cause, shall not be restricted thereby.

8. TERMS OF OPTIONS. (1) The Option Period shall commence on the date of grant (subject to any ''earn-in'' requirements) and expire on the date that is five (5) years from the date such Option is granted or such lesser period of time as the Board may approve at the time of the grant of the Option, except as the same may be reduced with respect to any such Option as provided in Section 9 hereof in respect of the termination of employment without cause of the Optionee.

     (2) Options may in the discretion of the Board be exercisable either immediately or on an ''earn-in'' basis after one or more specified periods of time.

     (3) Options may be exercised in whole or in part (in each case to the nearest full Share) at any time (subject to any ''earn-in'' requirements) during the Option Period, but only in units of 1,000 Shares or such fewer number of Shares as may remain subject to option in favour of the Optionee.

     (4) Except as set forth in Section 9, no Option may be exercised unless the Optionee is at the time of such exercise an employee of the Corporation or one of its affiliates and shall have served continuously in such capacity since the date of the grant of his Option. Absence on leave, having approval of the Corporation, shall not be considered an interruption of service for any purpose of the Plan.

     (5) The exercise of any Option will be contingent upon receipt by the Corporation of payment of the full purchase price of such Shares. No Optionee or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an Option, unless and until certificates for such Shares are issued to him or them under the terms of the Plan.
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9.   EFFECT OF TERMINATION OF EMPLOYMENT, DEATH OR PERMANENT DISABILITY.

     (1) If an Optionee shall die or become permanently disabled while an employee of the Corporation or one of its affiliates, then, subject to and in accordance with the terms of the option agreement, any Option held by him at the date of death or permanent disability shall become exercisable in whole or in part (without regard to any "earn-in" requirements), but in the case of death only by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution. All such Options shall be exercisable from the date of death or permanent disability until the expiration of the Option Period in respect thereof.

     (2) If an Optionee ceases to serve the Corporation as an employee of the Corporation or one of its affiliates as a result of termination without cause, then, subject to and in accordance with the terms of the option agreement, any Option held by such Optionee shall (without regard to any "earn-in" requirements), become exercisable in whole or in part but shall be exercisable only until the earlier of the date which is twelve (12) months from the date of termination or the expiration of the Option Period in respect thereof. In all other cases of termination of employment as an employee of the Corporation or one of its affiliates, then, subject to and in accordance with the terms of the option agreement, any Option held by such Optionee may (subject to any applicable "earn-in" requirements) be exercised in whole or in part but shall be exercisable only until the earlier of the date which is thirty (30) days next succeeding the date of termination of employment or the expiration of the Option Period in respect thereof.

10. EFFECT OF TAKE-OVER BID. If a bona fide offer (the "Offer") is made to the Optionee or to shareholders generally or to a class of shareholders which includes the Optionee for Shares, which Offer, if accepted in whole or in part, would result in the offeror exercising control over the Corporation within the meaning of subsection 1(3) of the Securities Act (Ontario) (as amended from time to time), then the Corporation shall, immediately upon receipt of notice of the Offer, notify each Optionee currently holding an Option of the Offer, with full particulars thereof; whereupon such Option may be exercised in whole or in part by the Optionee (without regard to any "earn-in" requirements) so as to permit the Optionee to tender the Shares received upon such exercise (the "Optioned Shares") pursuant to the Offer. If the Offer is not completed within the time specified therein, then, at the election of the Optionee upon notice to the Secretary of the Corporation at
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its executive office within thirty (30) days following the termination of the
Offer, the Optioned Shares shall, to the extent permitted by the Business Corporations Act, 1982 (Ontario), be purchased for cancellation by the Corporation for the Exercise Price thereof and reinstated as authorized but unissued Shares and the terms of the Option shall again apply as if the Offer had never been made.

11. ADJUSTMENT IN SHARES SUBJECT TO THE PLAN. If there is any change in the Shares of the Corporation through the declaration of stock dividends of Shares or consolidations, subdivisions or reclassifications of Shares, or otherwise, the number of Shares available for Option, the Shares subject to any Option and/or the purchase price thereof shall be adjusted appropriately by the board of directors of the Corporation and such adjustment shall be effective and binding for all purposes of the Plan.

12. TRANSFERABILITY. Options shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution, and during the lifetime of an Optionee shall be exercisable only by him.

13. NECESSARY APPROVALS. The obligation of the Corporation to sell and deliver Shares on the exercise of Options is subject to the approval of any governmental authority or stock exchanges on which the Shares are listed for trading which may be required in connection with the authorization, issuance or sale of such Shares by the Corporation. If any Shares cannot be issued to any Optionee for any reason including, without limitation, the failure to obtain such approval, then the obligation of the Corporation to issue such Shares shall terminate and any option price paid to the Corporation shall be returned to the Optionee.

14. EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted at any time up to and including December 31, 1999, which Options shall remain in effect until they have been exercised, have expired, have been properly surrendered to the Corporation or have been terminated. The Plan may be abandoned or terminated in whole or in part at any time by the Board, except with respect to any Option then outstanding under the Plan.

15. ADMINISTRATION OF THE PLAN. The Board may interpret the Plan from time to time and may adopt, amend and rescind rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. The administration of the Plan shall be the responsibility of the appropriate officer(s) of the Corporation duly designated for the purposes thereof by the Board and all costs in respect thereof shall be paid by the Corporation.

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16.  AMENDMENTS TO PLAN.  The Board reserves the right to amend, modify or terminate the Plan at any time if and when it is advisable in its absolute discretion. However, any amendment of the Plan which would (a) materially increase the benefits under the Plan, (b) materially increase the number of Shares which may be issued under the Plan beyond that specified in paragraph 3 hereof, or (c) materially modify the requirements as to eligibility for participation in the Plan, shall be effective only upon the approval of the holders of the Corporation's Shares. Any amendment to any provision of the Plan shall be subject to approval, if required, by any governmental authority or stock exchanges having jurisdiction over the securities of the Corporation.

17. NO UNDERTAKING OR REPRESENTATION. The Corporation makes no undertaking or representation as to the future value or price, or as to the listing on any stock exchange, of any Shares issued in accordance with the provisions of the Plan.

18. INTERPRETATION. The Plan will be governed by and construed in accordance with the laws of the Province of Ontario.

19. COMPLIANCE WITH APPLICABLE LAW, ETC. If any provision of the Plan or any Option contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchanges having jurisdiction or authority over the securities of the Corporation or the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

     ADOPTED by the board of directors of the Corporation on the    day of
                 , 1991.



/s/ ALLEN FRACASSI                             /s/ R. JON WILLIAMS
______________________________                 ______________________________
Allen Fracassi                                 R. Jon Williams
President and                                  Secretary-Treasurer
Chief Executive officer
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                                  SCHEDULE "A"
                                  ------------

                             STOCK OPTION AGREEMENT

     MEMORANDUM OF AGREEMENT made as of the  --  day of  --  , 19  --  .


B E T W E E N:

          LINCOLN WASTE MANAGEMENT INC., a
          corporation under the laws of the
          Province of Ontario,

          (hereinafter referred to as the "Corporation"),

                                                           OF THE FIRST PART,

                                    - and -


           -- , an individual residing in the City/Town of -- , in the -- of -- ,

          (hereinafter referred to as the "Optionee"),

                                                             OF THE SECOND PART.


WHEREAS:

A. The Optionee is an employee of the Corporation or one of its affiliates and will render faithful and efficient service to the Corporation or one of its affiliates, as the case may be;

B. The Corporation desires to continue to receive the benefit of the services of the Optionee and to more fully identify his interest with the Corporation's future and success; and

C. The Corporation, acting through its board of directors (or authorized delegates) by appropriate resolution adopted on the -- day of -- 19 -- , approved the granting of a stock option to the Optionee to purchase common shares in the capital of the Corporation upon the terms and conditions hereinafter provided.

     NOW THEREFORE in consideration of the sum of $2.00 and the mutual covenants herein contained, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
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1.   OPTION TO PURCHASE.  The Corporation hereby grants to the Optionee the irrevocable right and option to purchase from the Corporation ________ authorized and unissued common shares without nominal or par value in the capital of the Corporation (the "Shares"), upon the terms and conditions herein contained, subject to a [three-year] "earn-in" requirement as follows: (i) as to [one-third] of the Shares, at a price of $______ per Share, commencing on ______; (ii) as to an additional [one-third] of the Shares, at a price of $_____ per Shares, commencing on ______; and (iii) as to the final [one-third] of the Shares, at a price of $_____ per Share, commencing on ____________.

2. BASIC TERM OF OPTION. Notwithstanding any other provisions of this Agreement, this option shall not be exercisable after the expiration of _____ (___) years from the date this option is granted (the "Term").

3. MANNER OF EXERCISE OF OPTION. The Optionee, subject to the qualifications and exceptions contained in paragraph 5, may exercise this option to purchase on a cumulative basis, to the extent hereinafter provided, all or any part of the number of Shares subject to this option, and such right shall be a continuing and cumulative one during the Term until the number of Shares subject to the option stated in paragraph 1 has been purchased; provided, however, that:
(i) this option may only be exercised (in each case to the nearest full Share) during the Term in units of 1,000 Shares or such fewer number of Shares as may remain subject to option in favour of the Optionee, and (ii) the exercise of this option shall be subject to the [three-year] "earn-in" requirement set forth in paragraph 1.

4. DEATH OR PERMANENT DISABILITY OF OPTIONEE. Notwithstanding paragraph 3, upon the death or permanent disability of the Optionee while serving the Corporation as an employee of the Corporation or one of its affiliates this option shall, at any time commencing upon the date of death or permanent disability and prior to the expiration of the Term, be exercisable in whole or in part, without regard to the [three-year] "earn-in" requirement set forth in paragraph 1, and may, in the case of death, be exercised in whole or in part by the estate of the Optionee or by such person or persons to whom this option shall be transferred by the will of the Optionee, or by the applicable laws of descent and distribution.

5. TERMINATION AS OPTIONEE. (1) Upon the Optionee ceasing to serve the Corporation as an employee of the Corporation or one of its affiliates as a result of termination without cause, this option shall be exercisable by the Optionee in whole or in part (without regard to the [three-year] "earn-in" requirement set forth in paragraph 1)

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but only until the earlier of the date twelve months following the date of termination or the expiration of the Term.

     (2) In all other cases of termination of employment as an employee of the Corporation or one of its affiliates, the Optionee may, but only for a period of thirty (30) days next succeeding the date of termination of employment or prior to the expiration of the Term, whichever is sooner, thereafter exercise this option in whole or in part, but only to the extent the Shares are "earned" as at the date of termination within the meaning of paragraph 1.

6. CONTINUED EMPLOYMENT. By the acceptance of this option and in consideration thereof, the Optionee agrees to remain as an employee of the Corporation or one of its affiliates for a period of one (1) year from the date of the granting of this option, but the right of the Corporation and its affiliates to terminate the employment of the Optionee at any time, and for any reason, with or without cause, shall not be hereby restricted.

7. NOTICE OF EXERCISE OF OPTION. This option shall be exercised in whole or in part upon providing payment in full of the option price, together with notice in writing to the Corporation addressed to the Secretary of the Corporation at such place as the Corporation's executive office may then be located (the "Notice").

8. RIGHT OF A SHAREHOLDER. After receipt of the Notice and payment in full of the option price for the total number of Shares to be purchased, the Corporation shall cause to be issued and delivered such certificates in such denominations as the Optionee may in the Notice direct, representing the number of fully paid, non-assessable Shares so purchased, registered in the name of the Optionee, but the Optionee shall have no right as a shareholder with respect to any Shares covered by this option until the issuance of such share certificates, and no adjustment shall be made for dividends or other rights for which the record date is prior to the time such share certificates are issued. The Corporation agrees to issue all Shares so purchased (including share certificates in respect thereof) within thirty (30) business days after such receipt of Notice and payment in full of the option price for the total number of Shares to be purchased.

9. TRANSFER OF OPTION. The option granted pursuant to this Agreement shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee shall be exercisable only by him.
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10.  ADJUSTMENT IN SHARES SUBJECT TO THE OPTION. In the event there is any change in the Shares of the Corporation through the declaration of stock dividends of Shares or consolidations, subdivisions or reclassifications of Shares, or otherwise, the number of Shares subject to this option, the Shares subject to any option and in the option price thereof, shall be adjusted appropriately by the board of directors of the Corporation and such adjustment shall be effective and binding for all purposes of this Agreement.

11. EFFECT OF TAKE-OVER BID. If a bona fide offer (the "Offer") is made during the Term of this option to the Optionee or to shareholders generally or to a class of shareholders which includes the Optionee for Shares, which Offer, if accepted in whole or in part, would result in the offeror exercising control over the Corporation within the meaning of subsection 1(3) of the Securities Act (Ontario) (as amended from time to time), then the Corporation shall, immediately upon receipt of notice of the Offer notify the Optionee of the Offer, with full particulars thereof; whereupon this option may be exercised (without regard to the [three-year] "earn-in" requirement set forth in paragraph
1) in whole or in part by the Optionee so as to permit the Optionee to tender the Shares received upon such exercise (the "Optioned Shares") pursuant to the Offer. If the Offer is not completed within the time specified therein, then, at the election of the Optionee upon notice to the Secretary of the Corporation at its executive office within thirty (30) days following the termination of the Offer, the Optioned Shares shall, to the extent permitted by the Business Corporation Acts, 1982 (Ontario), be purchased for cancellation by the Corporation for the Exercise Price thereof and reinstated as authorized but unissued Shares and the terms of the Option shall again apply as if the Offer had never been made.

12. REGULATORY APPROVAL. This agreement and the obligations of the Corporation to sell and deliver Shares under the option granted hereunder shall be subject to the prior approval of any governmental or other regulatory authority or stock exchanges having jurisdiction over the securities of the Corporation.